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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K
                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1998

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                             CONCENTRA MANAGED CARE, INC.
                (Exact name of Registrant as specified in its charter)


           DELAWARE                   000-22751               04-3363415
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

       312 UNION WHARF
    BOSTON, MASSACHUSETTS                                        02109
    (Address of principal                                      (Zip code)
      executive offices)


         Registrant's telephone number, including area code:  (617) 367-2163

                                    NOT APPLICABLE
                    (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1 dated January 15, 1998 announcing the resignation of John K. Carlyle as Chairman of the Board of Concentra Managed Care, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     99.1      Press Release of the Registrant dated January 15, 1998

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          CONCENTRA MANAGED CARE, INC.
(Registrant)



                          By:     /s/ Richard A. Parr II
                              ------------------------------------------------
                          Name:   Richard A. Parr II
                          Title:  Executive Vice President and General Counsel

Date: January 23, 1998

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                                  INDEX TO EXHIBITS

EXHIBIT
 NUMBER                                                          PAGE
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  99.1      Press Release of Registrant dated January 15, 1998